UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1. Schedule of Investments.

John Hancock
MUTUAL FUNDS

John Hancock

Tax-Advantaged Dividend Income Fund

Semiannual Report

4.30.10

Ticker | **HTD**

Portfolio summary

Top 10 Holdings[1]

OGE Energy Corp.	3.5%	ONEOK, Inc.	2.9%

DTE Energy Company	3.2%	Bank of America Corp., 8.625%	2.8%

Integrys Energy Group, Inc.	3.2%	NSTAR	2.6%

Spectra Energy Corp.	3.0%	Atmos Energy Corp.	2.5%

Progress Energy, Inc.	3.0%	Duquesne Light Company, 6.500%	2.3%

Sector Composition[2,3]

Utilities	59%	Industrials	1%

Financials	24%	Consumer Discretionary	1%

Energy	9%	Short-Term Investments & Other	1%

Telecommunication Services	5%

1 As a percentage of the Fund’s total investments on April 30, 2010. Excludes cash and cash equivalents.

2 As a percentage of the Fund’s total investments on April 30, 2010.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Tax-Advantaged Dividend Income Fund | Semiannual report

Fund’s investments

As of 4-30-10 (unaudited)

	Shares	Value
Common Stocks 83.40%		$495,121,439

(Cost $493,611,787)

Consumer Discretionary 0.00%		89

Publishing 0.00%

SuperMedia, Inc. (I)	26,830	89

Energy 7.72%		45,839,926

Oil, Gas & Consumable Fuels 7.72%

BP PLC, SADR	187,500	9,778,126

Chevron Corp. (Z)	35,000	2,850,400

Spectra Energy Corp. (Z)	1,155,000	26,957,700

Total SA, SADR (Z)	115,000	6,253,700

Industrials 1.46%		8,675,600

Industrial Conglomerates 1.46%

General Electric Company (Z)	460,000	8,675,600

Telecommunication Services 3.47%		20,606,050

Diversified Telecommunication Services 1.99%

Alaska Communications Systems Group, Inc. (Z)	55,000	470,800

AT&T, Inc. (Z)	202,500	5,277,150

Verizon Communications, Inc.	210,000	6,066,900

Wireless Telecommunication Services 1.48%

Vodafone Group PLC, SADR (Z)	396,000	8,791,200

Utilities 70.75%		419,999,774

Electric Utilities 16.88%

American Electric Power Company, Inc. (Z)	595,000	20,408,500

Duke Energy Corp. (Z)	765,000	12,836,700

Entergy Corp.	83,250	6,767,392

FirstEnergy Corp.	112,500	4,260,375

Great Plains Energy, Inc. (Z)	40,000	773,200

Northeast Utilities	155,000	4,307,450

Pinnacle West Capital Corp. (Z)	215,000	8,028,100

PNM Resources, Inc. (Z)	58,000	788,220

Progress Energy, Inc. (Z)	671,200	26,794,304

Southern Company (Z)	441,867	15,270,924

Gas Utilities 9.16%

Atmos Energy Corp. (Z)	745,000	22,037,100

Northwest Natural Gas Company (Z)	132,500	6,279,175

ONEOK, Inc. (Z)	530,000	26,044,200

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	7

	Shares	Value
Multi-Utilities 44.71%

Ameren Corp. (Z)	555,000	$14,407,800

Black Hills Corp. (Z)	560,000	18,418,400

CH Energy Group, Inc. (Z)	451,500	18,701,130

Consolidated Edison, Inc. (Z)	317,500	14,351,000

Dominion Resources, Inc. (Z)	420,000	17,556,000

DTE Energy Company (Z)	600,000	28,902,000

Integrys Energy Group, Inc. (Z)	580,000	28,773,800

NiSource, Inc. (Z)	790,500	12,885,150

NSTAR (Z)	626,500	22,929,900

OGE Energy Corp. (Z)	760,000	31,448,800

Public Service Enterprise Group, Inc. (Z)	360,000	11,566,800

TECO Energy, Inc. (Z)	387,800	6,565,454

Vectren Corp. (Z)	790,000	19,757,900

Xcel Energy, Inc. (Z)	880,000	19,140,000

	Shares	Value
Preferred Stocks 64.73%		$384,319,541

(Cost $395,352,314)

Consumer Discretionary 1.12%		6,683,470

Media 1.12%

CBS Corp., 7.250% (Z)	145,000	3,572,800

Comcast Corp., 7.000% (Z)	123,000	3,110,670

Energy 6.11%		36,256,860

Oil, Gas & Consumable Fuels 6.11%

Southern Union Company, 7.550% (C)(Z)	610,200	15,590,610

Nexen, Inc., 7.350% (C)(Z)	835,000	20,666,250

Financials 35.50%		210,775,615

Capital Markets 0.00%

Lehman Brothers Holdings, Inc., 6.500%,
Depositary Shares, Series F (I)	219,300	8,772

Lehman Brothers Holdings, Inc., 5.940%,
Depositary Shares, Series C (I)	274,760	13,738

Lehman Brothers Holdings, Inc., 5.670%,
Depositary Shares, Series D (I)	65,000	5,265

Commercial Banks 7.16%

Barclays Bank PLC, 8.125%, Series 5	50,000	1,258,000

HSBC Holdings PLC, 8.125% (Z)	50,000	1,330,000

Royal Bank of Scotland Group PLC, 5.750%,
Series L (Z)	858,500	13,667,320

Santander Finance Preferred SA Unipersonal,
10.500%, Series 10	167,500	4,550,975

Santander Holdings USA, Inc., 7.300%	2,800	69,552

USB Capital VIII, 6.350%, Series 1	55,000	1,285,350

Wells Fargo & Company, 8.000% (Z)	742,000	20,330,800

Consumer Finance 0.83%

HSBC Finance Corp., 6.360%, Depositary
Shares, Series B (Z)	150,000	3,360,000

SLM Corp., 6.970%, Series A (Z)	40,600	1,591,520

8	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

	Shares	Value
Diversified Financial Services 24.29%

Bank of America Corp., 6.204%, Depositary
Shares, Series D (Z)	240,000	$4,850,400

Bank of America Corp., 8.200% (Z)	185,000	4,721,200

Bank of America Corp., 6.625% (Z)	355,000	7,870,350

Bank of America Corp., 6.375% (Z)	139,000	2,885,640

Bank of America Corp., 6.700% (Z)	500,000	10,945,000

Bank of America Corp., 8.625% (C)(Z)	957,800	25,218,874

Citigroup Capital VIII, 6.950%	540,000	11,950,200

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	282,000	6,373,200

Deutsche Bank Contingent Capital Trust II,
6.550% (Z)	310,000	6,872,700

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	797,893	19,811,683

ING Groep NV, 7.050% (Z)	140,000	2,786,000

ING Groep NV, 6.200% (Z)	109,100	1,931,070

JPMorgan Chase & Company, 8.625% (Z)	140,000	3,892,000

JPMorgan Chase & Company, 5.490%,
Series G (Z)	260,927	12,615,820

JPMorgan Chase & Company, 5.720%,
Series F (Z)	55,900	2,721,771

JPMorgan Chase & Company, 6.150%,
Series E (Z)	104,500	5,194,695

RBS Capital Funding Trust VII, 6.080% (C)(Z)	983,000	13,555,570

Insurance 3.20%

MetLife, Inc., 6.500%, Series B (Z)	785,000	19,020,550

Thrifts & Mortgage Finance 0.02%

Federal National Mortgage Association
(8.250% to 12-13-10 then higher of 7.750%
or 3 month U.S. LIBOR + 4.230%) (I)	60,000	87,600

Telecommunication Services 3.85%		22,861,311

Wireless Telecommunication Services 3.85%

Telephone & Data Systems, Inc., Series A,
7.600% (Z)	476,000	11,714,360

United States Cellular Corp., 7.500% (Z)	448,389	11,146,951

Utilities 18.15%		107,742,285

Electric Utilities 12.65%

Alabama Power Company, 5.300%, Class A (Z)	176,500	4,333,075

Carolina Power & Light Company, 5.440% (Z)	111,493	10,738,170

Duquesne Light Company, 6.500% (Z)	427,000	20,762,875

Entergy Arkansas, Inc., 4.560% (Z)	9,388	749,574

Entergy Arkansas, Inc., 6.450% (Z)	110,000	2,609,068

Entergy Mississippi, Inc., 4.920% (Z)	8,190	685,145

Entergy Mississippi, Inc., 6.250% (Z)	197,500	4,943,682

FPC Capital I, 7.100%, Series A (Z)	65,000	1,651,650

FPL Group Capital Trust I, 5.875% (Z)	235,000	5,978,400

PPL Electric Utilities Corp., 6.250%, Depositary
Shares (Z)	300,000	7,453,140

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	9

			Shares	Value
Electric Utilities (continued)

PPL Energy Supply, LLC, 7.000% (Z)			297,512	$7,571,680

Southern California Edison Company,
6.125% (Z)			50,000	4,775,000

Southern California Edison Company, 6.000%,
Series C (Z)			30,000	2,832,189

Independent Power Producers & Energy Traders 2.36%

Constellation Energy Group, Inc., 8.625%,
Series A (Z)			535,000	13,990,250

Multi-Utilities 3.14%

BGE Capital Trust II, 6.200% (Z)			150,500	3,521,700

Interstate Power & Light Company, 8.375%,
Series B (Z)			230,000	6,722,900

Interstate Power & Light Company, 7.100%,
Series C (Z)			20,700	529,299

Pacific Enterprises, 4.500% (Z)			45,000	3,555,000

Xcel Energy, Inc., 4.560%, Series G (Z)			53,900	4,339,488

		Maturity
	Yield*	date	Par value	Value
Short-Term Investments 1.98%				$11,768,961

(Cost $11,768,961)

Short-Term Investments 1.95%				11,599,961
Federal Home Loan Bank Discount Notes	0.060%	05-03-10	$11,600,000	11,599,961

Repurchase Agreement 0.03%				169,000
Repurchase Agreement with State Street Corp. dated 4-30-10 at 0.010%
to be repurchased at $169,000 on 5-03-10, collateralized by $165,000
Federal National Mortgage Association, 4.125% due 4-15-14 (valued at
$176,963, including interest)			169,000	169,000

Total investments (Cost $900,733,062)† 150.11%				$891,209,941

Other assets and liabilities, net (50.11%)			($297,522,981)

Total net assets 100.00%				$593,686,960

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

SADR Sponsored American Depositary Receipts

(C) All or a portion of this security is segregated as collateral for options overlay (see Note 3). Total collateral value at April 30, 2010 was $72,537,929.

(I) Non-income producing security.

(Z) All or a portion of this security is segregated as collateral pursuant to the Committed Facility Agreement (see Note 8). Total collateral value at April 30, 2010 was $657,602,926.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At April 30, 2010, the aggregate cost of investment securities for federal income tax purposes was $915,081,236 Net unrealized depreciation aggregated $23,871,295, of which $80,947,153 related to appreciated investment securities and $104,818,448 related to depreciated investment securities.

10	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 4-30-10 (unaudited)

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $900,733,062)	$891,209,941
Cash	48,890
Receivable for investments sold	3,446,523
Dividends and interest receivable	2,665,396
Other assets	46,608

Total assets	897,417,358

Liabilities

Committed facility agreement payable (Note 8)	296,200,000
Payable for investments purchased	3,554,517
Written options, at value (Premiums received $895,166) (Note 3)	807,637
Unrealized depreciation of swap contracts (Note 3)	3,069,172
Interest payable (Note 8)	20,403
Payable to affiliates
Accounting and legal services fees	7,719
Trustees’ fees	25,186
Other liabilities and accrued expenses	45,764

Total liabilities	303,730,398

Net assets

Capital paid-in	$716,454,928
Undistributed net investment income	789,211
Accumulated net realized loss on investments, written options
and swap agreements	(111,052,415)
Net unrealized depreciation on investments, written options
and swap agreements	(12,504,764)

Net assets	$593,686,960

Net asset value per share

Based on 38,248,017 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$15.52

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	11

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the six-month period ended 4-30-10 (unaudited)

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$26,364,841
Interest	3,157
Less foreign taxes withheld	(30,997)

Total investment income	26,337,001

Expenses

Investment management fees (Note 5)	3,088,029
Accounting and legal services fees (Note 5)	16,615
Transfer agent fees	41,431
Trustees’ fees (Note 5)	29,499
Printing and postage fees	113,797
Professional fees	47,691
Custodian fees	59,861
Interest expense (Note 8)	1,740,835
Stock exchange listing fees	16,908
Other	24,330

Total expenses	5,178,996
Less expense reductions (Note 5)	(545,626)

Net expenses	4,633,370

Net investment income	21,703,631

Realized and unrealized gain (loss)

Net realized loss on
Investments	(1,532,384)
Written options (Note 3)	(2,316,482)
Swap contracts (Note 3)	(1,600,547)
(5,449,413)
Change in net unrealized appreciation (depreciation) of
Investments	106,138,778
Written options (Note 3)	(1,271,331)
Swap contracts (Note 3)	1,252,432
106,119,879
Net realized and unrealized gain	100,670,466

Increase in net assets from operations	$122,374,097

12	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last three periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	For the
	six-month
	period ended	Period	Year
	4-30-10	ended	ended
	(Unaudited)	10-31-09[1]	12-31-08
Increase (decrease) in net assets

From operations
Net investment income	$21,703,631	$33,697,608	$45,341,667
Net realized loss	(5,449,413)	(86,658,935)	(10,172,908)
Change in net unrealized
appreciation (depreciation)	106,119,879	108,119,036	(273,056,724)
Distributions to Auction Preferred Shares (APS)	—	—	(6,127,843)

Increase (decrease) in net assets resulting
from operations	122,374,097	55,157,709	(244,015,808)

Distributions to shareholders
From net investment income	(20,894,255)	(31,693,150)	(39,254,688)
From net realized gain	—	—	(6,140,997)
From tax return of capital	—	(8,933,496)	(17,698,324)

Total distributions	(20,894,255)	(40,626,646)	(63,094,009)

From Fund share transactions (Note 6)	(806,667)	(1,786,938)	(53,556,991)

Total increase (decrease)	100,673,175	12,744,125	(360,666,808)

Net assets

Beginning of period	493,013,785	480,269,660	840,936,468

End of period	$593,686,960	$493,013,785	$480,269,660

Undistributed/(Distributions in excess of) net
investment income	$789,211	($20,165)	($21,118)

1 For the ten-month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	13

Statement of cash flows (unaudited)

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the
six-month
period ended
4-30-10

Cash flows from operating activities

Net increase in net assets from operations	$122,374,097
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(102,477,714)
Long-term investments sold	68,700,073
Increase in short-term investments	(8,957,962)
Decrease in dividends and interest receivable	5,146
Decrease in receivable from affiliates	8,660
Increase in payable for investments purchased	755,057
Decrease in receivable for investments sold	4,706,855
Increase in other receivables and prepaid expenses	(12,313)
Net change in unrealized (appreciation) depreciation on swap contracts	(1,252,432)
Decrease in payable for written options	(189,688)
Decrease in payable to affiliates	(6,126)
Decrease in interest payable	(7,568)
Decrease in other liabilities and accrued expenses	(91,750)
Net change in unrealized (appreciation) depreciation on investments	(106,138,778)
Net realized loss on investments	1,532,384

Net cash used in operating activities	($21,052,059)

Cash flows from financing activities
Borrowings from committed facility agreement payable	42,800,000
Repurchase of common shares	(806,667)
Distributions to common shareholders	(20,894,255)

Net cash provided by financing activities	$21,099,078

Net increase in cash	$47,019

Cash at beginning of period	$1,871

Cash at end of period	$48,890

Supplemental disclosure of cash flow information

Cash paid for interest	$1,748,403

14	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

COMMON SHARES
Period ended	4-30-10[1]	10-31-09[2]	12-31-08	12-31-07	12-31-06	12-31-05[3]	12-31-04[3,4]
Per share operating performance

Net asset value,
beginning of period	$12.87	$12.48	$19.99	$22.90	$19.93	$20.48	$19.10[5]
Net investment income[6]	0.57	0.88	1.13	1.26	1.43[7]	1.22	1.14
Net realized and
unrealized gain (loss)
on investments	2.63	0.56	(7.07)	(1.98)	3.62	(0.23)	1.54
Distributions to APS*	—	—	(0.15)	(0.41)	(0.39)	(0.29)	(0.29)
Total from
investment operations	3.20	1.44	(6.09)	(1.13)	4.66	0.70	2.39
Less distributions to
common shareholders
From net
investment income	(0.55)	(0.83)	(0.99)	(1.19)	(1.16)	(1.16)	(0.87)
From net realized gain	—	—	(0.15)	(0.59)	(0.53)	(0.09)	—
From tax return of capital	—	(0.23)	(0.44)	—	—	—	—
Total distributions	(0.55)	(1.06)	(1.58)	(1.78)	(1.69)	(1.25)	(0.87)
Anti-dilutive impact of
repurchase plan	—[8]	0.01[8]	0.16[8]	—	—	—	—
Offering costs related to
common shares	—	—	—	—	—	—	(0.02)
Offering costs and under-
writing discounts related
to APS*	—	—	—	—	—	—	(0.12)
Net asset value, end
of period	$15.52	$12.87	$12.48	$19.99	$22.90	$19.93	$20.48
Per share market value,
end of period	$13.99	$11.35	$10.30	$17.90	$20.32	$16.81	$17.99
Total return at net asset
value (%)[9,10]	25.66[11]	15.34[11]	(29.97)	(4.19)	(25.67)[12]	4.44[12]	12.85[11,12]
Total return at market
value (%)[9]	28.44[11]	23.24[11]	(35.46)	(3.32)	(32.21)	0.28	(5.47)[11,13]

Ratios and supplemental data

Net assets applicable to
common shares, end of
period (in millions)	$594	$493	$480	$841	$964	$838	$862
Ratios (as a percentage of
average net assets):
Expenses before
reductions (excluding
interest expense)	1.26[14]	1.39[14]	1.42	1.27[15]	1.28[15]	1.32[15]	1.23[14,15]
Interest expense
(Note 8)	0.63[14]	0.87[14]	0.87	—	—	—	—
Expenses before
reductions (including
interest expense)	1.89[14]	2.26[14]	2.29	1.27[15]	1.28[15]	1.32[15]	1.23[14,15]
Expenses (excluding
interest expense)	1.06[14]	1.14[14]	1.12	0.99	1.00	1.03	0.95[14]
Expenses net of fee
waivers and credits	1.69[14]	2.01[14]	1.99	0.99[16]	1.00[16]	1.03[16]	0.95[14,16]
Net investment income	7.90[14]	9.44[14]	7.02	5.65[17]	6.76[7,17]	5.97[17]	6.11[14,17]
Portfolio turnover (%)	8	21	29	26	41	24	42

See notes to financial statements	Semiannual report | Tax-Advantaged Dividend Income Fund	15

COMMON SHARES
Period ended	4-30-10[1]	10-31-09[2]	12-31-08	12-31-07	12-31-06	12-31-05[3]	12-31-04[3,4]

Senior securities

Total value of APS*
outstanding (in millions)	—	—	—	$380	$380	$380	$380
Involuntary liquidation
preference per unit
(in thousands)	—	—	—	25	25	25	25
Average market value per
unit (in thousands)	—	—	—	25	25	25	25
Asset coverage per unit[18]	—	—	—	$81,737	$88,352	$79,901	$79,542
Total debt outstanding
end of year (in millions)
(Note 8)	$296	$253	$267	—	—	—	—
Asset coverage per
$1,000 of APS*,19	—	—	—	$3,212	$3,536	$3,207	$3,268
Asset coverage per
$1,000 of debt[20]	$3,004	$2,946	$2,797	—	—	—	—

* Auction Preferred Shares (APS)

1 Semiannual period from 11-1-09 to 4-30-10. Unaudited.

2 For the ten-month period ended October 31, 2009. The Fund changed its fiscal year end from December 31 to October 31.

3 Audited by previous independent registered public accounting firm.

4 Period from 2-27-04 (inception date) to 12-31-04.

5 Reflects the deduction of a $0.90 per share sales load.

6 Based on the average daily shares outstanding.

7 Net investment income per share and ratio of net investment income to average net assets reflects a special dividend received by the Fund, which amounted to $0.13 per share and 0.63% of average net assets.

8 The repurchase plan was completed at an average repurchase price of $12.17, $10.29 and $14.92, respectively, for 66,300 shares, 173,600 shares and 3,589,570 shares, respectively. The redemption for the periods ended April 30, 2010, October 31, 2009 and December 31, 2008 were $806,667, $1,786,938 and $53,556,991, respectively, and had a less than $0.005, $0.01 and $0.16 NAV impact, respectively.

9 Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

10 Total returns would have been lower had certain expenses not been reduced during the periods shown.

11 Not annualized.

12 Unaudited.

13 Assumes dividend reinvestment and a purchase at $20.01 per share on the inception date and a sale at the current market price on the last day of the period.

14 Annualized.

15 Ratios calculated on the basis of gross expenses relative to the average net assets of common shares that does not take into consideration expense reductions during the periods shown. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.90%, 0.90%, 0.91% and 0.89% for the periods ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

16 Ratios calculated on the basis of net expenses relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of expenses would have been 0.70%, 0.70%, 0.71% and 0.69% for the periods ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

17 Ratios calculated on the basis of net investment income relative to the average net assets of common shares. Without the exclusion of preferred shares, the annualized ratio of net investment income would have been 4.03%, 4.74%, 4.14% and 4.42% for the periods ended 12-31-07, 12-31-06, 12-31-05 and 12-31-04, respectively.

18 Calculated by subtracting the Fund’s total liabilities from the Fund’s total assets and dividing that amount by the number of APS outstanding, as of the applicable 1940 Act Evaluation Date, which may differ from the financial reporting date.

19 Asset coverage equals the total net assets plus APS divided by the APS of the Fund outstanding at period end.

20 Asset coverage equals the total net assets plus borrowings divided by the borrowing of the Fund outstanding at period end (Note 8).

16	Tax-Advantaged Dividend Income Fund | Semiannual report	See notes to financial statements

Notes to financial statements

(unaudited)

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the Fund) is a closed-end diversified management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund began operations February 27, 2004.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the values by input classification of the Fund’s investments as of April 30, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERV-
	4-30-10	PRICE	INPUTS	ABLE INPUTS

Common Stocks

Consumer Discretionary	$89	—	—	$89

Energy	45,839,926	$45,839,926	—	—

Industrials	8,675,600	8,675,600	—	—

Telecommunication Services	20,606,050	20,606,050	—	—

Utilities	419,999,774	419,999,774	—	—

Preferred Stocks

Consumer Discretionary	6,683,470	6,683,470	—	—

Energy	36,256,860	36,256,860	—	—

Financials	210,775,615	210,761,877	$13,738	—

Telecommunication Services	22,861,311	22,861,311	—	—

Utilities	107,742,285	52,193,441	55,548,844	—

Short-Term Investments	11,768,961	—	11,768,961

Total Investments in Securities	$891,209,941	$823,878,309	$67,331,543	$89

Other Financial Instruments	($3,876,809)	($807,637)	($3,069,172)	—

Totals	$887,333,132	$823,070,672	$64,262,371	$89

Semiannual report | Tax-Advantaged Dividend Income Fund	17

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Consumer Discretionary

Balance as of 10/31/09	—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	($501)
Net purchases (sales)	—
Net transfers in and/out of Level 3	590
Balance as of 4/30/10	$89

During the six-month period ended April 30, 2010, there were no significant transfers in/out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of non-U.S. securities, used in computing the net asset value of the Fund’s shares, are generally determined at these times. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends.

Overdrafts. Pursuant to the custodian agreement, the Fund’s custodian may, in its discretion, advance funds to the Fund to make properly authorized payments. When such payments result in an overdraft, the Fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian has a lien, security interest or security

18	Tax-Advantaged Dividend Income Fund | Semiannual report

entitlement in any Fund property, that is not segregated, to the maximum extent permitted by law to the extent of any overdraft.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $89,895,968 available to offset future net realized capital gains as of October 31, 2009. The loss carryforward expires as follows: October 31, 2016 — $9,941,872 and October 31, 2017 — $79,954,096.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including written options in order to meet its investment objectives. The Fund may use derivatives to manage against anticipated changes in securities markets, gain exposure to securities or indexes and enhance potential gains.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose a Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or the Fund will succeed in enforcing them.

Semiannual report | Tax-Advantaged Dividend Income Fund	19

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or by means of an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the six-month period ended April 30, 2010, the Fund wrote option contracts to seek to enhance potential gain as well as reduce overall portfolio volatility. The following tables summarize the Fund’s written options activities during the six-month period ended April 30, 2010 and the contracts held at April 30, 2010.

	NUMBER
	OF CONTRACTS	PREMIUMS

Outstanding, beginning of period	2,885	$2,356,185
Options written	22,011	18,122,610
Options closed	(17,146)	(17,167,217)
Options expired	(5,870)	(2,416,412)
Outstanding, end of period	1,880	$895,166

20	Tax-Advantaged Dividend Income Fund | Semiannual report

			NUMBER OF
NAME OF ISSUER	EXERCISE PRICE	EXPIRATION DATE	CONTRACTS	PREMIUM	VALUE

CALLS
Dow Jones Industrial
Average Index	$114	May 2010	545	$12,551	($11,990)
Morgan Stanley
Technology Index	640	May 2010	95	20,805	(7,837)
NASDAQ 100 Stock
Index	2,100	May 2010	30	17,970	(12,720)
Philadelphia
Semiconductor Index	405	May 2010	150	58,350	(41,625)
Russell 2000 Index	730	May 2010	85	56,015	(87,890)
S&P 100 Index	540	Jun 2010	100	169,700	(143,200)
S&P 100 Index	550	Jun 2010	100	110,700	(89,000)
S&P 400 Midcap
Index	840	May 2010	75	38,175	(63,375)
S&P 500 Index	1,225	May 2010	700	410,900	(350,000)
Total			1,880	$895,166	($807,637)

Swaps. The Fund may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are privately negotiated agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked to market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as an unrealized appreciation/depreciation of swap contracts.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as, the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between a Fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net interest receivable or payable under the swap contracts on a periodic basis.

During the six-month period ended April 30, 2010, the Fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2010. During the six-month period ended April 30, 2010, the Fund invested in interest rate swaps with total notional values as represented below.

Semiannual report | Tax-Advantaged Dividend Income Fund	21

	USD	PAYMENTS	PAYMENTS			UNREALIZED
	NOTIONAL	MADE	RECEIVED	EFFECTIVE	TERMINATION	APPRECIATION
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	DATE	(DEPRECIATION)	MARKET VALUE

3-month
Bank of America	$95,000,000	3.6000%	LIBOR (a)	1-9-08	1-9-11	($3,069,172)	($3,069,172)

(a) At April 30, 2010, the 3-month LIBOR rate was 0.34656%.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at April 30, 2010 by risk category:

	STATEMENT OF ASSETS	FINANCIAL	ASSET	LIABILITY
	AND LIABILITIES	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Written options,	Written options	—	($807,637)
	at value

Interest rate contracts	Unrealized	Interest rate	—	(3,069,172)
	depreciation of	swaps
	swap contracts

Total			—	($3,876,809)

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2010:

	STATEMENT OF
	OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL

Equity Contracts	Net realized gain	($2,316,482)	—	($2,316,482)
	(loss) on
Interest rate contracts	Net realized gain	—	($1,600,547)	(1,600,547)
	(loss) on

Total		($2,316,482)	($1,600,547)	($3,917,029)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six-month period ended April 30, 2010:

	STATEMENT OF OPERATIONS
RISK	LOCATION	WRITTEN OPTIONS	SWAP CONTRACTS	TOTAL

Equity Contracts	Change in unrealized	($1,271,331)	—	($1,271,331)
	appreciation
	(depreciation) of

Interest rate contracts	Change in	—	$1,252,432	1,252,432
	unrealized appreciation
	(depreciation) of

Total		($1,271,331)	$1,252,432	($18,899)

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

22	Tax-Advantaged Dividend Income Fund | Semiannual report

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. The Adviser is an indirect wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, of 0.75% of the Fund’s average daily net assets and the value attributed to the committed facility agreement (see Note 8) (collectively, managed assets). The Adviser has subadvisory agreements with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser, and Analytic Investors, LLC. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to limit the Fund’s management fee to the following: 0.55% of the Fund’s average daily managed assets until the fifth anniversary of the commencement of the Fund’s operations, 0.60% of such assets in the sixth year, 0.65% of such assets in the seventh year and 0.70% of average daily managed assets in the eighth year. After the eighth year, the Adviser will no longer waive a portion of the management fee. Accordingly, the expense reductions related to the reduction in the management fee amounted to $545,626 for the six-month period ended April 30, 2010.

The investment management fees incurred for the six-month period ended April 30, 2010 were equivalent to an annual effective rate of 0.62% of the Fund’s average daily managed assets.

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports amongst other services. The accounting and legal services fees incurred for the six-month period ended April 30, 2010, amounted to an effective rate of 0.004% of the Fund’s average daily managed assets.

Trustees expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan, which was renewed in December 2008. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may purchase, in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009).

The Fund is authorized to issue an unlimited number of common shares with no par value. During the six-month period ended April 30, 2010, the ten month period ended October 31, 2009 and the year ended October 31, 2008, the Fund repurchased 66,300, 173,600 and 3,589,570, respectively (0.17%, 0.45% and 8.53% of shares outstanding, respectively) of its common shares under the share repurchase program. The corresponding dollar amount of the share repurchase amounted to $806,667, $1,786,938 and $53,556,991 during the six-month period ended April 30, 2010, the ten-month period ended October 31, 2009 and the year ended October 31, 2008, respectively.

Note 7 — Leverage risk

The Fund utilizes a Committed Facility Agreement (CFA) to increase its assets available for investment. When the Fund leverages its assets, common shareholders bear the fees associated

Semiannual report | Tax-Advantaged Dividend Income Fund	23

with the facility and have the potential to benefit or be disadvantaged from the use of leverage. The Adviser’s fee is also incurred from the use of leverage. Consequently, the Fund and the Adviser may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares

• fluctuations in the interest rate paid for the use of the credit facility

• increased operating costs, which may reduce the Fund’s total return

• the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed

• the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

Note 8 — Committed Facility Agreement

The Fund has entered into a CFA with a subsidiary of BNP Paribas (BNP) that allows it to borrow up to $351 million and to invest the borrowings in accordance with its investment practices. Borrowings under the CFA are secured by the assets of the Fund as disclosed in the Fund’s investments. Interest charged is at the rate of one month LIBOR (reset daily) plus 0.85%. The Fund also pays a commitment fee of 0.60% per annum on the unused portion of the facility. Commitment fee for the six-month period ended April 30, 2010 totaled $220,390 and is included in the interest expense in the Statement of Operations. As of April 30, 2010, the Fund had borrowings of $296,200,000 at an interest rate of 1.13% which are reflected in the committed facility agreement payable on the Statement of Asset and Liabilities. During the six-month period ended April 30, 2010, the average borrowing under the CFA and the effective average interest rate were $277,942,541 and 1.09%, respectively.

The Fund may terminate the agreement with 60 days’ notice, if the Board of Trustees determines that the elimination of all indebtedness leveraging the Fund’s investments is in the best interests of the Fund’s shareholders. In certain circumstances, the CFA may automatically terminate or it may be reduced to a 30-day facility. In addition, upon the occurrence of certain defaults, the lender may terminate the CFA, and it may modify or terminate the CFA upon 270 days’ notice.

On October 30, 2009, the Fund entered into an agreement with BNP that allows BNP to borrow a portion of the pledged collateral (Lent Securities) in an amount not to exceed the lesser of: (i) outstanding borrowings owed by the Fund to BNP and (ii) thirty three and one third percent of the Fund’s total assets. The Fund can designate any security within the pledged collateral as ineligible to be a Lent Security and can recall any of the Lent Securities. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair market value of such Lent Securities against the current borrowings under the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $102,477,714 and $68,700,073, respectively, for the six-month period ended April 30, 2010.

24	Tax-Advantaged Dividend Income Fund | Semiannual report

Additional information

Unaudited

Investment objective and policy

The Fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the Fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Adviser believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 15% (“tax-advantaged dividends”). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders.

On December 17, 2007, the Fund’s Trustees approved a change to the fund’s investment policy regarding investments in foreign securities. The revised policy provides that the Fund may invest up to 40% of its net assets in securities of corporate and government issuers located outside the United States that are traded or denominated in U.S. dollars.

On March 31, 2008, the shareholders approved the following changes to the Fund’s fundamental investment policy: To eliminate the Fund’s “concentration” policy (i.e., investing at least 25% of its net assets) with respect to securities issued by financial services corporations; and to modify the Fund’s concentration policy with respect to investing in the utilities sector by permitting the Fund to invest in both U.S. and foreign utilities corporations, rather than only U.S. utilities corporations (as required under the prior policy).

On December 9, 2008, the Fund’s Trustees approved the following investment policy: The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.

Bylaws

Effective September 9, 2008, the Fund’s bylaws were amended with respect to notice requirements for Trustee nominations and other proposals by the Fund’s shareholders. These provisions require the disclosure of the nominating shareholder and the nominee’s investment interests as they relate to the Fund, as well as the name of any other shareholder supporting the nominee for election as a Trustee or the proposal of other business. In order for notice to be proper, such notice must disclose the economic interests of the nominating shareholder and nominee, including his or her holdings of shares in the Fund, the intent upon which those shares were acquired, and any hedging arrangements (including leveraged or short positions) made with respect to the shares of the Fund. Additionally, any material interest that the shareholder has in the business to be brought before the meeting must be disclosed.

Semiannual report | Tax-Advantaged Dividend Income Fund	25

Dividends and distributions

During the six month period ended April 30, 2010, dividends from net investment income totaling $0.546 per share were paid to common shareholders. The dates of payments and the amounts per share are as follows:

INCOME
PAYMENT DATE	DIVIDEND

November 30, 2009	$0.091
December 31, 2009	0.091
January 29, 2010	0.091
February 26, 2010	0.091
March 31, 2010	0.091
April 30, 2010	0.091
Total	$0.546

Dividend reinvestment plan

The Fund offers its shareholders a Dividend Reinvestment Plan (the Plan), which offers the opportunity to earn compounded yields. Each shareholder will automatically have all distributions of dividends and capital gains reinvested by Mellon Bank, N.A., as plan agent (the Plan Agent). Holders of common shares who elect not to participate in the Plan will receive all distributions in cash, paid by check mailed directly to the shareholder of record (or, if the common shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent.

Shareholders may join the Plan by filling out and mailing an authorization card, by notifying the Plan Agent by telephone or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Shareholders must indicate an election to reinvest all or a portion of dividend payments. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in common shares or in cash, nonparticipants will receive cash, and participants in the Plan will receive the equivalent in common shares.

If the market price of the common shares on the payment date of the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued common shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the common shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date after such date, except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the common shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant’s account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There will be no brokerage charges with respect to common shares issued directly by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions.

26	Tax-Advantaged Dividend Income Fund | Semiannual report

Participants in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.melloninvestor.com. Such withdrawal will be effective immediately if received prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan, as provided below, certificates for whole common shares credited to his or her account under the Plan will be issued, and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder’s account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. The Plan Agent will hold common shares in the account of each Plan participant in noncertificated form in the name of the participant. Proxy material relating to the shareholders’ meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

The reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used by the Plan Agent to purchase shares in the open market, including the amount of cash allocated to brokerage commissions paid on such purchases.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days’ written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, Mellon Bank, N.A., c/o Mellon Investor Services, P.O. Box 358015, Pittsburgh, PA 15252–8015 (Telephone: 1-800-852-0218).

Shareholder communication and assistance

If you have any questions concerning the Fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Telephone: 1-800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Semiannual report | Tax-Advantaged Dividend Income Fund	27

Shareholder meeting (unaudited)

The Fund held its Annual Meeting of Shareholders on January 22, 2010. The following action was taken by the shareholders:

Proposal: Election of four (4) Trustees to serve for a three-year term ending at the Annual Meeting of Shareholders in 2013. The votes cast with respect to each Trustee are set forth below:

THE PROPOSAL PASSED FOR ALL TRUSTEES ON JANUARY 22, 2010.

	TOTAL VOTES FOR	TOTAL VOTES WITHHELD
	THE NOMINEE	FROM THE NOMINEE

James R. Boyle	31,141,494	974,039
Deborah C. Jackson	30,908,167	1,207,366
Patti McGill Peterson	31,094,325	1,021,208
Steven R. Pruchansky	31,101,931	1,013,602

The following seven Trustees of the Fund were not up for election and remain in office: James F. Carlin, William H. Cunningham, Charles L. Ladner, Stanley Martin, John A. Moore, Gregory A. Russo and John G Vrysen.

28	Tax-Advantaged Dividend Income Fund | Semiannual report

More information

Trustees	Officers	Investment adviser
Patti McGill Peterson,	Keith F. Hartstein	John Hancock Advisers, LLC
Chairperson	President and
James R. Boyle†	Chief Executive Officer	Subadvisers
James F. Carlin		MFC Global Investment
William H. Cunningham	Andrew G. Arnott	Management (U.S.), LLC
Deborah C. Jackson*	Chief Operating Officer
Charles L. Ladner		Analytic Investors, LLC
Stanley Martin*	Thomas M. Kinzler
Dr. John A. Moore	Secretary and	Custodian
Steven R. Pruchansky*	Chief Legal Officer	State Street Bank and
Gregory A. Russo		Trust Company
John G. Vrysen†	Francis V. Knox, Jr.
*Member of the Audit Committee	Chief Compliance Officer	Transfer agent
†Non-Independent Trustee		Mellon Investor Services
Charles A. Rizzo
	Chief Financial Officer	Legal counsel
K&L Gates LLP
Salvatore Schiavone
	Treasurer	Stock symbol
Listed New York Stock
Exchange: HTD

For shareholder assistance refer to page 27

You can also contact us:	1-800-852-0218	Regular mail:
	jhfunds.com	Mellon Investor Services
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on FormN-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 toreceive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

The Fund is listed for trading on the NYSE and has filed with the NYSE its chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund also files with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Semiannual report | Tax-Advantaged Dividend Income Fund	29

1-800-852-0218
1-800-231-5469 TDD
1-800-843-0090 EASI-Line
www.jhfunds.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P13SA 4/10
6/10

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

Maximum
			Total Number of	Number
			Shares	of Shares that
	Total Number		Purchased	May
	of	Average	as Part of	Yet Be
	Shares	Price	Publicly	Purchased
Period	Purchased *	per Share	Announced Plan*	Under the Plan*

November 1, 2009 to
November 30,2009	39,900	$11.655	39,900	3,791,532

December 1, 2009 to
December 31, 2009	0	0	39,900	3,791,532

January 1, 2010 to
January 31, 2010	26,400	12.921	66,300	3,765,132

February 1, 2010 to
February 28, 2010	0	0	66,300	3,765,132

March 1, 2010 to
March 31, 2010	0	0	66,300	3,765,132

April 1, 2010 to
April 30, 2010	0	0	66,300	3,765,132

Total	66,300	$12.167

*In December 2007, the Board of Trustees approved a share repurchase plan, which was renewed in December 2008. Under the share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares. On December 8, 2009, the Board of Trustees approved the renewal of the Fund’s share repurchase plan. As renewed, the Fund may repurchase in the open market, up to an additional 10% of its outstanding common shares between January 1, 2010 and December 31, 2010 (based on common shares outstanding as of December 31, 2009). During the period ended April 30, 2010, the Fund repurchased 66,300 common shares or 0.17% of the outstanding common shares.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Keith F. Hartstein
------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	June 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
-------------------------------
Keith F. Hartstein
President and Chief Executive Officer

Date:	June 22, 2010

By:	/s/ Charles A. Rizzo
-----------------------
Charles A. Rizzo
Chief Financial Officer

Date:	June 22, 2010